GINTEL FUND

     Supplement dated March 6, 2003 to the prospectus dated April 30, 2002.

      This supplement contains important information and should be read in conjunction with the prospectus of Gintel Fund (the "Fund"). The following information modifies the discussion of the Fund's management, at page four of the prospectus.

Portfolio Managers

      As of December 31, 2002, R. Baxter Brown retired from Gintel Asset Management, Inc., the Fund's investment adviser.

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      Please insert this supplement in the front of your prospectus. For more information, please call the Fund toll-free at 1-800-243-5808.